UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2007

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue,
New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 9.01. Financial Statements and Exhibits

      (d) Exhibits

     The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

8.1	Tax Opinion of Davis Polk & Wardwell relating to Lesser Index Annual Review Notes Linked to the S&P 500® Index and the Nikkei 225 Index due March 3, 2010

8.2	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the Dow Jones EURO STOXX 50® Index due March 5, 2008

8.3	Tax Opinion of Davis Polk & Wardwell relating to Call Overwrite Index Notes Linked to the BXMSM Index due March 5, 2008

8.4	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the Nikkei 225 Index due March 5, 2008

8.5	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Basket Consisting of the S&P 500® Index, the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due February 27, 2009

8.6	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the Dow Jones - AIG Commodity IndexSM due February 27, 2009

8.7	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the Dow Jones - AIG Commodity IndexSM due February 27, 2009

8.8	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the Performance of a Weighted Basket of Four Currencies Relative to the U.S. Dollar due August 29, 2008

8.9	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the U.S. Dollar Index® due February 27, 2009

8.10	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to a Basket Consisting of the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due August 31, 2010

8.11	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the S&P 500® Index due February 27, 2015

8.12	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due February 27, 2008 Linked to the Common Stock of a Single Reference Stock Issuer

8.13	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due August 31, 2007 Linked to the Common Stock of a Single Reference Stock Issuer

8.14	Tax Opinion of Davis Polk & Wardwell relating to 4.50% (equivalent to 18.00% per annum) Reverse Exchangeable Notes due May 31, 2007 Linked to the Common Stock of Level 3 Communications, Inc.

8.15	Tax Opinion of Davis Polk & Wardwell relating to 20.0% Reverse Exchangeable Notes due February 27, 2008 Linked to American Depositary Shares Representing the Ordinary Shares of Elan Corporation, plc

8.16	Tax Opinion of Davis Polk & Wardwell relating to 2.875% (equivalent to 11.50% per annum) Reverse Exchangeable Notes due May 31, 2007 Linked to the Common Stock of Wynn Resorts, Limited

8.17	Tax Opinion of Davis Polk & Wardwell relating to 15.25% Reverse Exchangeable Notes due February 27, 2008 Linked to the Least Performing Common Stock of Abbott Laboratories, AT&T Inc., Colgate-Palmolive Company, Johnson & Johnson, Microsoft Corporation, Wyeth and Verizon Communications Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Anthony J. Horan

	Name:	Anthony J. Horan
	Title:	Corporate Secretary

Dated: February 27, 2007

EXHIBIT INDEX

Exhibit Number	Description

8.1	Tax Opinion of Davis Polk & Wardwell relating to Lesser Index Annual Review Notes Linked to the S&P 500® Index and the Nikkei 225 Index due March 3, 2010

8.2	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the Dow Jones EURO STOXX 50® Index due March 5, 2008

8.3	Tax Opinion of Davis Polk & Wardwell relating to Call Overwrite Index Notes Linked to the BXMSM Index due March 5, 2008

8.4	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the Nikkei 225 Index due March 5, 2008

8.5	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Basket Consisting of the S&P 500® Index, the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due February 27, 2009

8.6	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the Dow Jones - AIG Commodity IndexSM due February 27, 2009

8.7	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the Dow Jones - AIG Commodity IndexSM due February 27, 2009

8.8	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the Performance of a Weighted Basket of Four Currencies Relative to the U.S. Dollar due August 29, 2008

8.9	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the U.S. Dollar Index® due February 27, 2009

8.10	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to a Basket Consisting of the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due August 31, 2010

8.11	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the S&P 500® Index due February 27, 2015

8.12	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due February 27, 2008 Linked to the Common Stock of a Single Reference Stock Issuer

8.13	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due August 31, 2007 Linked to the Common Stock of a Single Reference Stock Issuer

8.14	Tax Opinion of Davis Polk & Wardwell relating to 4.50% (equivalent to 18.00% per annum) Reverse Exchangeable Notes due May 31, 2007 Linked to the Common Stock of Level 3 Communications, Inc.

8.15	Tax Opinion of Davis Polk & Wardwell relating to 20.0% Reverse Exchangeable Notes due February 27, 2008 Linked to American Depositary Shares Representing the Ordinary Shares of Elan Corporation, plc

8.16	Tax Opinion of Davis Polk & Wardwell relating to 2.875% (equivalent to 11.50% per annum) Reverse Exchangeable Notes due May 31, 2007 Linked to the Common Stock of Wynn Resorts, Limited

8.17	Tax Opinion of Davis Polk & Wardwell relating to 15.25% Reverse Exchangeable Notes due February 27, 2008 Linked to the Least Performing Common Stock of Abbott Laboratories, AT&T Inc., Colgate-Palmolive Company, Johnson & Johnson, Microsoft Corporation, Wyeth and Verizon Communications Inc.